UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 25, 2017
___________________

Mellanox Technologies, Ltd.
(Exact name of Registrant as Specified in its Charter)

Israel	001-33299	98-0233400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Beit Mellanox
Yokneam, Israel 2069200
(Address of Principal Executive Offices, including Zip Code)
+972-4-909-7200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company  ☐

If an emergjng growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers.
Approval of salary increase, and accordingly any contributions to Israeli severance, pension and education funds shall be made based on the updated base salary, and 2017 cash bonus to be paid to Eyal Waldman, President and Chief Executive Officer of Mellanox Technologies, Ltd. (the “Company”).
Following the approval of the Company’s Compensation Committee (the “Committee”) and its Board of Directors (the “Board”), at the Company’s 2017 Annual General Meeting of Shareholders held on April 25, 2017 (the “Meeting”), the Company’s shareholders approved Proposal No. 2, by the requisite majority required under the Israeli Companies Law, 1999 (the “Israeli Companies Law”), providing for (i) an increase in the annual base salary of Mr. Waldman from $570,000 to $610,000 effective retroactively from April 1, 2017, and accordingly any contribution to Israeli severance, pension and education funds shall be made based on the updated base salary and (ii) a cash bonus to be paid to Mr. Waldman in the amount of $270,000 for services rendered for the fiscal year ended December 31, 2016, pursuant to the Company’s annual discretionary cash bonus compensation program.
Approval of Equity Award to CEO.
Following the approval of the Committee and the Board, at the Meeting, the Company’s shareholders approved Proposal No. 3, by the requisite majority required under the Israeli Companies Law, the grant of 90,000 restricted share units (collectively, the “RSUs”) to Mr. Waldman under the Company’s Second Amended and Restated Global Share Incentive Plan (2006). Such RSUs will vest at the rate of one-fourth (1/4th) of the shares subject to the grant of RSUs vesting on May 1, 2018, and the remaining thereafter at the rate of one-sixteenth (1/16th) of the original number of shares subject to the grant of RSUs on the first day of each quarterly period of August, November, February and May commencing August 1, 2018, with the last one-sixteenth (1/16th) of the original number of shares subject to the grant of RSUs vesting on May 1, 2021, so long as Mr. Waldman continues to provide services to the Company.

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Meeting, and in addition to the above-mentioned approvals, the Company’s shareholders voted on the following eight proposals and approved them by the requisite majority required under the Israeli Companies Law:
Proposal No. 1: To elect seven directors, to the Board to serve until the 2018 Annual General Meeting of Shareholders, or until their respective successors have been elected and have qualified, or until their earlier death, resignation or removal:
Nominees

	For	Against	Abstain	Non-Votes
Irwin Federman	35,318,811	314,098	14,738	4,566,986
Eyal Waldman	35,402,512	229,617	16,519	4,566,985
Dov Baharav	35,097,103	538,363	13,181	4,566,986
Shai Cohen	35,383,068	251,328	14,252	4,566,985
Glenda Dorchak	35,152,326	481,680	14,641	4,566,986
David Perlmutter	35,382,292	252,003	14,352	4,566,986
Thomas Weatherford	35,312,061	321,934	14,653	4,566,985
Each of the above nominees was elected.
Proposal No. 2: To approve (i) an increase in the annual base salary of Mr. Waldman from $570,000 to $610,000, effective retroactively from April 1, 2017, and accordingly any contribution to Israeli severance, pension and education funds shall be made based on the updated base salary and (ii) a cash bonus to be paid to Mr. Waldman in the amount of $270,000 for services rendered for the fiscal year ended December 31, 2016, pursuant to the Company’s annual discretionary cash bonus compensation program.

For	Against	Abstain	Non-Votes
30,881,345	3,772,905	994,398	4,566,985
Proposal No. 2 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.
Proposal No. 3: To approve the grant of 90,000 RSUs to Mr. Waldman, which RSUs vest at the rate of one-fourth (1/4th) of the shares subject to the grant of RSUs vesting on May 1, 2018, and the remaining thereafter at the rate of one-sixteenth (1/16th) of the original number of shares subject to the grant of RSUs on the first day of each quarterly period of August, November, February and May commencing August 1, 2018, with the last one-sixteenth (1/16th) of the original number of shares subject to the grant of RSUs vesting on May 1, 2021, so long as Mr. Waldman continues to provide services to the Company.

For	Against	Abstain	Non-Votes
31,068,087	4,316,618	263,943	4,566,985
Proposal No. 3 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.

Proposal No. 4: To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis section, compensation tables and narrative discussion set forth in the Company’s 2017 annual shareholder proxy statement filed with the U.S. Securities and Exchange Commission on March 22, 2017 on Schedule 14A.

For	Against	Abstain	Non-Votes
27,386,049	7,771,286	491,312	4,566,986
Proposal No. 4 received advisory approval by a majority of the Company’s shareholders.
Proposal No. 5: To approve, on an advisory basis, the frequency of future advisory votes to approve executive compensation.

1 Year	2 Years	3 Years	Abstain	Non-Votes
34,546,324	66,328	535,997	499,997	4,566,987
Proposal No. 5 received advisory approval by a majority of the Company’s shareholders for holding future advisory votes to approve executive compensation every year.
Proposal No. 6: To approve certain changes to the annual retainer fees and equity awards to our non-employee directors.

For	Against	Abstain	Non-Votes
34,823,985	573,804	250,858	4,566,986
Proposal No. 6 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.
Proposal No. 7: To approve the Company’s Second Amended and Restated Global Share Incentive Plan (2006).

For	Against	Abstain	Non-Votes
32,141,721	3,480,242	26,684	4,566,986
Proposal No. 7 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.
Proposal No. 8: To approve the appointment of Kost Forer Gabbay & Kasierer, the Israel-based member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 and to authorize the Company’s audit committee to determine the accounting firm’s remuneration in accordance with the volume and nature of their services.

For	Against	Abstain	Non-Votes
39,988,937	203,806	22,890	0
Proposal No. 8 was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 28, 2017	MELLANOX TECHNOLOGIES, LTD.

	By:	/s/ Jacob Shulman
	Name:	Jacob Shulman
	Title:	Chief Financial Officer